UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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LIBERTY ALL-STAR EQUITY FUND LIBERTY ALL-STAR GROWTH FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIBERTY ALL-STAR EQUITY FUND (Equity Fund)
LIBERTY ALL-STAR GROWTH FUND, INC. (Growth Fund)
(collectively, the Funds)

100 Federal Street
Boston, Massachusetts 02110
(617) 434-5949

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

April 28, 2006

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meetings of Shareholders of the Funds will be held in the America Room, 2nd Floor, at 100 Federal Street, Boston, Massachusetts on April 28, 2006 at 9:00 a.m. Boston time (Equity Fund) and 10:00 a.m. Boston time (Growth Fund). The purpose of the Meetings is to consider and act upon the following matters:

1.  To elect three Trustees of the Equity Fund;

2.  To elect two Directors of the Growth Fund; and

3.  To transact such other business as may properly come before the Meetings or any adjournments thereof.

The Boards of Trustees/Directors have fixed the close of business on March 1, 2006 as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Meetings and any adjournments thereof.

YOUR BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL THE PROPOSALS.

By order of the Board of Trustees of the Equity Fund
and the Board of Directors of the Growth Fund

James R. Bordewick, Jr.
Secretary of the Funds

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meetings. We urge you, whether or not you expect to attend the Meetings in person, to indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. We ask your cooperation in mailing your proxy promptly.

March 20, 2006

This Page Intentionally Left Blank

LIBERTY ALL-STAR EQUITY FUND (Equity Fund)
LIBERTY ALL-STAR GROWTH FUND, INC. (Growth Fund)

(collectively, the Funds)

PROXY STATEMENT
ANNUAL MEETINGS OF SHAREHOLDERS

APRIL 28, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees/Directors of the Funds to be used at the Annual Meetings of Shareholders of the Funds to be held in the America Room on the 2nd floor of 100 Federal Street, Boston, Massachusetts, at 9:00 a.m. Boston time (Equity Fund) and 10:00 a.m. Boston time (Growth Fund) and at any adjournments thereof (such meetings and any adjournments being referred to as the "Meeting").

The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about March 20, 2006 of the Notice of Annual Meetings of Shareholders, this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of the Funds' investment adviser, Banc of America Investment Advisors, Inc. (BAIA), and/or its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by the Funds. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

The Meeting is being held to vote on the matters described below:

PROPOSAL 1. ELECTION OF TRUSTEES OR DIRECTORS

Introduction

The Boards that oversee each Fund provide broad supervision over the affairs of each Fund. BAIA is responsible for the investment management of each Fund's assets and for providing a variety of other administrative services to each Fund. The officers of each Fund are responsible for its operations.

Each Fund's Board of Trustees/Directors is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year or such later date as his successor shall have been elected and shall have qualified. Shares of the Funds represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is executed and returned, the enclosed proxy will be voted for the election of the following persons to hold office until final adjournment of the Annual Meeting of Shareholders of the applicable Fund for the year set forth below (or special meeting in lieu thereof):

	Tenure	End of Term
Equity Fund
John A. Benning	Trustee since October 2002	2009
Thomas W. Brock	Trustee since August 2005	2008
William E. Mayer	Trustee since April 1998	2009
Growth Fund
Thomas W. Brock	Director since August 2005	2009
John J. Neuhauser	Director since April 1998	2009

On August 9, 2005, the Boards appointed Mr. Brock as a Trustee of the Equity Fund and as a Director of the Growth Fund. Mr. Brock was recommended for service on the Funds' Boards by the Disinterested Trustees/Directors. His nomination was considered by each Fund's ad hoc nominating committee. On February 6, 2006, the Board, including a majority of the Independent Trustees/Directors, nominated each of the Trustees/Directors set forth in the table above to be elected as Trustee/Director by the applicable Fund's shareholders.

If elected, each of the above-named Trustees and Directors has consented to serve as Trustee or Director following the Meeting and each is expected to be able to do so. If any of them are unable or unwilling to do so at the time of the Meeting, proxies will be voted for such substitute as the applicable Board may recommend (unless authority to vote for the election of Trustees or Directors, as the case may be, has been withheld).

Trustees/Directors and Officers

The table below sets forth the names, addresses and year of birth of the Trustees/Directors and principal officers of the Funds, the year each was first elected or appointed to office, their term of office (which will end on the final adjournment of the annual meeting (or special meeting in lieu thereof) held in the year set forth in the table), their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director in the Fund Complex and their other directorships of public companies.

Name, Year of Birth and Address (1)	Position with Equity Fund, Length of Service and Term of Office	Position with Growth Fund, Length of Service and Term of Office	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held
Disinterested Trustees/Directors

John A. Benning (Born 1934)	Trustee; 2002; 2006	Director; 2002; 2008	Retired since December 1999 (formerly Senior Vice President, General Counsel and Secretary, Liberty Financial Companies, Inc. (July 1985 to December 1999); Vice President, Secretary and Director, Liberty Asset Management Company (August 1985 to December 1999))	2	None

Thomas W. Brock (Born 1947)	Trustee; 2005; 2006	Director; 2005; 2006	Adjunct Professor, Columbia University Graduate School of Business since September 1998 (formerly Chairman, CEO, Salomon Brothers Asset Management, Inc. from 1993 to 1998)	4	None

Richard W. Lowry (Born 1936)	Trustee; 1986; 2007 Chairman	Director; 1994; 2007 Chairman	Private investor since August 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987)	85	None

John J. Neuhauser (Born 1943)	Trustee; 1998; 2007	Director; 1998; 2006	University Professor, Boston College since December 2005; Academic Vice President and Dean of Faculties, Boston College from August 1999 to December 2005	85	None

Name, Year of Birth and Address (1)	Position with Equity Fund, Length of Service and Term of Office	Position with Growth Fund, Length of Service and Term of Office	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held
Interested Trustee/Director

William E. Mayer (Born 1940) (3)	Trustee; 1998; 2006	Director; 1998; 2008	Partner, Park Avenue Equity Partners (private equity) since February 1999	85	Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); Readers Digest (publisher)

(1)  All the Trustees/Directors are members of each Fund's Audit Committee except for Mr. Mayer. The address of each Trustee/Director is c/o Liberty All-Star Funds, 100 Federal Street, Boston, MA 02110.

(2)  At March 1, 2006, Messrs. Lowry, Mayer and Neuhauser also served as trustees of 78 open-end and 7 closed-end management investment company portfolios within the Columbia Funds group of funds. As of March 1, 2006, Mr. Brock also served as manager or director of BACAP Alternative Multi-Strategy Fund, LLC and Columbia Management Multi-Strategy Hedge Fund, LLC (the "Registered Hedge Funds"). "Fund Complex" includes the Funds, the Columbia Funds and the Registered Hedge Funds.

(3)  "Interested person" of the Funds, as defined in the Investment Company Act of 1940 (the "Investment Company Act"), because of his affiliation with WR Hambrecht + Co., a registered broker-dealer, a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or clients advised by BAIA or its affiliates.

Principal Officers

Each person listed below serves as an officer of the Funds. The Board elects the Funds' officers each year. Each Fund officer holds office until his or her successor is duly elected by the Board and qualified, or his or her removal, resignation or death. Each Fund officer serves at the pleasure of the Board. The following table provides basic information about the officers of the Funds as of the date of this Proxy Statement, including their principal occupations during the past five years, although their specific titles may have varied over that period.

Name, Year of Birth and Address (1)	Position with Fund and Year First Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. (Born 1952)	President and Chief Executive Officer; 1999	Senior Vice President of BAIA since April 2005; Chief Investment Officer – External Managers of BAIA from July 1998 to March 2005; and Director of BAIA, from April 2004 to March 2005.

Mark T. Haley, CFA (Born 1964)	Senior Vice President; 1999	Vice President of BAIA since April 1999.

Mary Joan Hoene (Born 1949)	Senior Vice President and Chief Compliance Officer; 2004	Senior Vice President and Chief Compliance Officer of funds in the Columbia Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January 2001 to August 2004.

J. Kevin Connaughton (Born 1964)	Treasurer, Chief Financial Officer and Senior Vice President; 2003	Managing Director of Columbia Management Advisors, LLC ("CMA") since February 1998.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer; 2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Name, Year of Birth and Address (1)	Position with Fund and Year First Appointed to Office	Principal Occupation(s) During Past Five Years
Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer; 2004	Managing Director of CMA since February 2001.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer; 2004	Group Operations Manager of CMA since October 2004; Vice President – CDC IXIS Asset Management Services, Inc. (asset management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)	Deputy Treasurer; 2006	Senior Compliance Manager of CMA since January 2005; Director of Trustee Administration of CMA from May 2003 to January 2005; Senior Audit Manager, PricewaterhouseCoopers from July 2000 to April 2003.

Ty S. Edwards (Born 1966)	Deputy Treasurer; 2006	Vice President of CMA since 2002; Assistant Vice President and Director, State Street Corporation prior to 2002.

Barry S. Vallan (Born 1969)	Controller; 2006	Vice President-Fund Treasury of CMA since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers prior to October 2002.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary; 2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Peter Fariel (Born 1957)	Assistant Secretary; 2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Barry S. Finkle (Born 1965)	Assistant Treasurer; 2006	Senior Manager and Head of Fund Performance of CMA since January 2001.

Julian Quero (Born 1967)	Assistant Treasurer; 2006	Senior Compliance Manager of the Advisor since April 2002; Assistant Vice President of Taxes and Distributions of CMA from 2001 to April 2002.

(1)  The address of each officer is c/o Liberty All-Star Funds, 100 Federal Street, Boston, MA 02110.

Messrs. Connaughton, Clarke, Coleman, DiMaria, Edwards, Vallan, Bordewick, Larrenaga, Fariel, Finkle and Quero and Ms. Hoene hold the same offices with the Columbia Funds, which consist of 153 open-end funds and 7 closed-end funds. Messrs. Bordewick, Larrenaga and Fariel and Ms. Hoene hold the same offices with the Registered Hedge Funds.

During 2005, the Board of Trustees/Directors of the Funds held five meetings and the Audit Committee held four meetings. Each of these Board and Committee meetings was held jointly. All sitting Trustees/Directors were present at all meetings. Mr. Brock was appointed Trustee/Director in August and, therefore, did not attend meetings held prior to that month. The Funds do not have a formal policy on Trustee/Director attendance at annual meetings of shareholders. None of the Trustees/Directors attended the Funds' 2005 annual shareholder meetings.

Shareholders may communicate with the Trustees/Directors as a group or individually. Any such communications should be sent to a Fund's Board or an individual Trustee/Director in writing, c/o the Secretary of the Liberty All-Star Funds, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111-2621. The Secretary may determine not to forward any letter to the Board or a Trustee/Director that does not relate to the business of a Fund.

Audit Committee

Messrs. Benning, Brock, Lowry and Neuhauser (Committee Chairman) are members of the Audit Committee of each Fund. Each Fund's Audit Committee is comprised only of members who are "Independent

Trustees/Directors" (as defined in the New York Stock Exchange (NYSE) Listing Standards for trustees/directors of closed-end investment companies) of the Funds and who are also not "interested persons" (as defined in the Investment Company Act) of the Fund. Each Board of Trustees/Directors has determined, in accordance with NYSE Listing Standards, that each member of the Audit Committees is financially literate and that one of its members has prior accounting experience or related financial management expertise.

Each Audit Committee has adopted a written Audit Committee charter that sets forth the Audit Committee's structure, duties and powers, and methods of operation, a copy of which is attached to this Proxy Statement as Appendix A. The principal functions of each Audit Committee are to assist Board oversight of: (1) the integrity of the Fund's financial statements, (2) the Fund's compliance with legal and regulatory requirements, (3) the qualifications and independence of the independent registered public accounting firm (also referred to herein as the independent accountants), (4) the performance of BAIA's internal audit function, and (5) the performance of the independent accountants. Each Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants (including the resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund.

Audit Committee Report

The Audit Committee of each Fund has submitted the following report:

At a meeting of the Audit Committees on February 6, 2006, the Audit Committees: (i) reviewed and discussed with management the Funds' audited financial statements for the most recently completed fiscal year; (ii) discussed with PricewaterhouseCoopers LLP (PwC), the Funds' independent registered public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) obtained from PwC a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between PwC and the Funds that might bear on PwC's independence and discussed with PwC any relationships that may impact PwC's objectivity and independence and satisfied itself as to PwC's independence. Based on its review and discussion, the Audit Committees recommended to the Boards of Trustees/Directors that the audited financial statements for each Fund be included in that Fund's Annual Report to shareholders.

John A. Benning
Thomas W. Brock
Richard W. Lowry
John J. Neuhauser

Nomination Information

Neither Fund has a nominating or compensation committee. The Fund Boards do not believe that a nominating committee is necessary because there has been minimal turnover in the Trustees/Directors serving on the Board of each Fund.

When necessary or appropriate, the Disinterested Trustees/Directors of each Fund serve as an ad hoc committee for the consideration of Trustee/Director nominations. No ad hoc nominating committee of either Fund has adopted a charter. Disinterested Trustees/Directors are nominated only by an ad hoc nominating committee. Each Fund's Disinterested Trustees/Directors are "independent" under NYSE Listing Standards, and are not "interested persons" of the Fund under the Investment Company Act.

The Disinterested Trustees/Directors consider prospective Trustee/Director candidates from any reasonable source, including current Disinterested Trustees/Directors, Fund management, Fund shareholders and other persons or entities. Although the Funds do not have a formal policy, shareholders of a Fund who wish to nominate a candidate to a Fund's Board may send information regarding prospective candidates to the Funds' Secretary at One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111-2621. The information should include evidence of the shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the Investment Company Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the Disinterested Trustees/Directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a Disinterested Trustee/Director for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees/Directors of a Fund is expected to be increased and in light of anticipated vacancies. All nominations from Fund shareholders will be acknowledged. During periods when the Disinterested Trustees/Directors are not recruiting new Board members, nominations will be maintained on file pending the active recruitment of Trustees/Directors.

The Disinterested Trustees/Directors have no formal list of qualifications for Trustee/Director nominees. However, the Disinterested Trustees/Directors may consider, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Disinterested Trustees/Directors, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Disinterested Trustees/Directors will evaluate whether a candidate is an "interested person" under the Investment Company Act and "independent" under NYSE Listing Standards. The Disinterested Trustees/Directors also consider whether a prospective candidate's workload should allow him or her to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.

The Disinterested Trustees/Directors initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Disinterested Trustee/Director by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Disinterested Trustees/Directors would be arranged. If the Disinterested Trustees/Directors, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Disinterested Trustees/Directors for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Compensation

The following table shows, for the year ended December 31, 2005, the compensation received from each Fund by the Trustees/Directors, and the aggregate compensation paid to the Trustees/Directors for service on the Boards of funds within the Fund Complex. Neither Fund has a bonus, profit sharing or retirement plan.

Compensation Table

	Aggregate Compensation from the Equity Fund	Aggregate Compensation from the Growth Fund	Total Compensation from the Fund Complex
Disinterested Trustees/Directors
John A. Benning	$24,386	$7,614	$32,000
Thomas W. Brock (1)	$13,042	$4,050	$42,842
Richard W. Lowry (1)	$32,010	$9,990	$142,500
John J. Neuhauser (1)	$26,927	$8,406	$137,833
Interested Trustee/Director
William E. Mayer (1)	$24,386	$7,614	$147,750

(1) In addition to receiving compensation for their services as Trustees/Directors of the Funds, Messrs. Lowry, Neuhauser and Mayer received compensation for service as Trustees/Directors of the Columbia Funds, and Mr. Brock received compensation for service as Director/Manager of the Registered Hedge Funds. As noted above the Funds, the Columbia Funds and the Registered Hedge Funds are part of the Fund Complex.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee/Director as of December 31, 2005 (i) in each of the Funds, and (ii) in all funds overseen by the Trustee/Director in the Fund Complex.

Name of Trustee/Director	Dollar Range of Equity Securities Owned in the Equity Fund (1)	Dollar Range of Equity Securities Owned in the Growth Fund (1)	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee/Director in Fund Complex
Disinterested Trustees/Directors
John A. Benning	Over $100,000	$10,001 - $50,000	Over $100,000
Thomas W. Brock	None	None	None
Richard W. Lowry	Over $100,000	$1 - $10,000	Over $100,000
John J. Neuhauser	$1 - $10,000	$1 - $10,000	Over $100,000
Interested Trustee/Director
William E. Mayer	$1 - $10,000	$1 - $10,000	$50,001 - $100,000

(1) Securities valued as of December 31, 2005.

As of December 31, 2005, no disinterested Trustee/Director or any of their immediate family members owned beneficially or of record any class of securities of Bank of America Corporation, BAIA, another investment adviser, sub-adviser or portfolio manager of either of the Funds or any person controlling, controlled by or under common control with any such entity (except as noted in the next paragraph).

During the past five calendar years, Mr. Lowry has had a material interest in a trust (approximately $4,214,859 as of December 31, 2005) which owns units of a limited partnership whose investments are managed by M.A. Weatherbie & Co., Inc., a portfolio manager of the Growth Fund, and whose general partner is Weatherbie Limited Partnership. Mr. Benning also has had a material interest in that trust (approximately $1,283,171 as of December 31, 2005).

Required Vote

Only shareholders of record of a Fund on March 1, 2006 may vote. The election of the Trustees of the Equity Fund is by a plurality of the shares voting at the Meeting. Since three Trustees of the Equity Fund are to be elected, the three persons who receive the highest number of votes cast at the Meeting will be elected. The election of the Directors of the Growth Fund is by a majority vote of the shares represented in person or by proxy at the Meeting and entitled to vote. Since two Directors of the Growth Fund are to be elected, the two Directors who receive a majority of the votes entitled to be cast at the Meeting will be elected.

OTHER BUSINESS

The Boards of Trustees/Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Boards that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

MANAGEMENT

Banc of America Investment Advisors, Inc. (BAIA), 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment adviser. Pursuant to its Fund Management Agreements with the Funds, BAIA implements and operates the Funds' multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Funds' assets, subject to the Funds' investment objectives and policies and any directions of the Trustees/Directors. BAIA recommends to the Boards of Trustees/Directors the investment management firms (currently five for the Equity Fund and currently three for the Growth Fund) for appointment as Portfolio Managers of the Funds.

BAIA is responsible under its Fund Management Agreements for the provision of certain administrative services to the Funds. Certain of BAIA's administrative responsibilities to the Funds have been delegated to its affiliate, Columbia Management Advisors, LLC (CMA), One Financial Center, Boston, Massachusetts 02111.

The names and addresses of the Funds' current Portfolio Managers are as follows:

Equity Fund

Mastrapasqua Asset Management, Inc.
814 Church Street, Suite 600
Nashville, TN 37203

Matrix Asset Advisors, Inc.
747 Third Avenue
New York, NY 10017

Pzena Investment Management, LLC
120 West 45th Street
New York, NY 10036

Schneider Capital Management Corporation
460 East Swedesford Road
Wayne, PA 19087

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA 90017

Growth Fund

M.A. Weatherbie & Co., Inc.
265 Franklin Street
Boston, MA 02110

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA 90017

William Blair & Company, L.L.C.
222 West Adams Street
Chicago, IL 60606

Portfolio Transactions and Brokerage

Each of the Funds' Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of a Fund's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Funds provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Funds.

The Portfolio Managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

In addition, under their portfolio management agreements with the Funds and BAIA, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Funds, are authorized to consider (and BAIA may request them to consider) brokers or dealers that provide to BAIA, directly or through third parties, research products or services such as research reports; portfolio analyses; compilations of securities prices, earnings, dividends and other data; computer software, and services of one or more consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to BAIA include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer software, all of which are used by BAIA in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies.

BAIA from time to time reaches understandings with each of the Funds' Portfolio Managers as to the amounts of the Funds' portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to BAIA and the commissions to be charged to the Funds in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

Although the Funds do not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Funds' procedures adopted pursuant to Rule 17e-1 under the Investment Company Act.

On February 15, 2000, the Securities and Exchange Commission (the "SEC") issued the Funds exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the Investment Company Act to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Funds to engage in principal transactions with, and provide brokerage services to, portion(s) of the Funds advised by another Portfolio Manager, and (2) the Funds to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Financial statements for the Funds' fiscal year ended December 31, 2005 were audited by PricewaterhouseCoopers LLP (PwC). PwC serves as the independent registered public accounting firm ("independent accountants") for each Fund and provides audit services, audit-related services, tax services and/or other services to the Funds, to BAIA and to affiliates of BAIA. The Boards of Trustees/Directors of the Funds have selected PwC as the independent accountants for the Funds for the fiscal year ending December 31, 2006. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Pre-Approval of Audit and Non-Audit Services

Each Fund's Audit Committee is required to pre-approve the engagement of the Fund's independent accountants to provide audit and non-audit services to the Fund and non-audit services to BAIA or any entity controlling, controlled by or under common control with BAIA that provides ongoing services to the Fund ("BAIA Affiliates"), if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the independent accountants.

The Funds' Audit Committees have adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services ("Policy"). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the Fund's independent accountants to provide: (i) audit and permissible audit-related, tax and other services to the Funds; (ii) non-audit services to BAIA and BAIA Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to BAIA and BAIA Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committees if it is to be provided by the independent accountants. Pre-approval of non-audit services to the Funds, BAIA or BAIA Affiliates may be waived provided that the "de minimis" requirements set forth in the SEC's rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committees may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Fund's Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth for each Fund the aggregate fees billed by PwC for the Fund's last two fiscal years for professional services rendered for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to BAIA and BAIA Affiliates that relate directly to the Fund's operations and financial reporting under the following captions:

(i)  Audit Fees – fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)  Audit-Related Fees – fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports and comfort letters.

(iii)  Tax Fees – fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and reviews of calculations of required distributions to avoid excise tax.

(iv)  All Other Fees – fees for products and services provided to the Fund by PwC other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees." For each Fund's last two fiscal years, no fees were billed by PwC that would be disclosed under the caption "All Other Fees" to either Fund or to BAIA or any BAIA Affiliates.

During the Funds' fiscal years ended December 31, 2004 and 2005, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the audit fees, audit-related fees and tax fees billed by PwC for the fiscal years ended December 31, 2004 and 2005 were pre-approved by each Fund's Audit Committee.

	Fiscal Year	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Equity Fund	2004	$38,700	$4,000	$2,600	$0
	2005	$36,400	$4,200	$4,600	$0
Growth Fund	2004	$24,700	$4,000	$2,600	$0
	2005	$25,900	$4,200	$4,600	$0
BAIA & BAIA Affiliates (relating directly to the operating and financial reporting of the Equity Fund)	2004		$0	$0	$0
	2005		$0	$0	$0
BAIA & BAIA Affiliates (relating directly to the operating and financial reporting of the Growth Fund)	2004		$0	$0	$0
	2005		$0	$0	$0

The aggregate non-audit fees billed by PwC for the fiscal years ended December 31, 2004 and 2005 for services rendered to: (a) the Equity Fund and BAIA and BAIA Affiliates (providing ongoing services to the

Equity Fund) were $6,600 and $8,800, respectively; and (b) the Growth Fund and BAIA and BAIA Affiliates (providing ongoing services to the Growth Fund) were $6,600 and $8,800, respectively.

Each Fund's Audit Committee has determined that the provision by PwC of non-audit services to BAIA and/or BAIA Affiliates that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of PwC as the Fund's independent accountants. All services provided by PwC to a Fund, BAIA or a BAIA Affiliate for 2004 and 2005 that were required to be pre-approved by the Audit Committee were pre-approved.

INFORMATION ABOUT THE MEETING

Each proxy solicited by the Boards of Trustees/Directors which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. If no specification is made on a proxy, it will be voted FOR the election as Trustees/Directors of the Funds of the nominees named under Proposal 1. Any proxy may be revoked at any time prior to its use by written notification received by the Funds' Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person.

For each Fund, a majority of the shares outstanding on the record date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting.

Only shareholders of record of a Fund on March 1, 2006 may vote. The election of the Trustees of the Equity Fund is by a plurality of the shares voting at the Meeting. Since three Trustees of the Equity Fund are to be elected, the three persons who receive the highest number of votes cast at the Meeting will be elected. The election of the Directors of the Growth Fund is by a majority vote of the shares represented in person or by proxy at the Meeting and entitled to vote. Since two Directors of the Growth Fund are to be elected, the two Directors who receive a majority of the votes entitled to be cast at the Meeting will be elected.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. If a proposal must be approved by a percentage of votes cast on the proposal, which is the case for the election of Trustees of the Equity Fund, abstentions and broker non-votes will not be counted as "votes cast" on the proposal and will have no effect on the result of the vote. However, if a proposal must be approved by a percentage of shares present at the Meeting and entitled to be cast, which is the case for the election of Directors of the Growth Fund, the effect of an abstention or broker non-vote will be the same as votes against the proposal because an absolute percentage of affirmative votes is required, regardless of the number of votes cast, and neither an abstention nor a broker non-vote is an affirmative vote. "Broker non-votes" occur where: (i) shares are held by brokers or nominees, typically in "street name"; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received or in the discretion of such persons, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting (including abstentions and broker non-votes) in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment. In the event of an adjournment, no notice is required other than, in the case of the Growth Fund, an announcement at the meeting at which adjournment is taken.

All shareholders of record of a Fund on March 1, 2006 are entitled to one vote for each share held. As of the record date, there were 154,598,224 outstanding shares of beneficial interest of Equity Fund and 27,250,328 outstanding shares of common stock of Growth Fund. To the knowledge of the Funds, on the record date for the Meeting, no shareholder owned beneficially, as defined by Rule 13d-3 under the Securities Exchange Act of

1934, more than 5% of the outstanding shares of either Fund. As of March 1, 2006 the following persons were known to own of record more than 5% of the outstanding securities of the Funds:

Fund	Name and Address of Beneficial Owner	# of Shares Owned of Record	% of Class of Shares Owned
Equity Fund	CEDE & CO c/o Depository Trust Company Box 20 New York, NY 10004	145,916,967	94.38%

Growth Fund	CEDE & CO c/o Depository Trust Company Box 20 New York, NY 10004	24,764,325	90.88%

In addition, the Trustees, Directors and officers of each Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of the record date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Funds' Trustees/Directors and officers and persons who own more than ten percent of the Funds' outstanding shares and certain officers and directors of the Funds' investment advisers (collectively, "Section 16 reporting persons") to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Funds with copies of all Section 16(a) forms they file. To the Funds' knowledge, based solely on a review of the copies of such reports furnished to the Funds and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them for the year ended December 31, 2005, except that (i) two persons that were appointed directors of BAIA in 2005, Keith Winn and Sandra Spies, filed Initial Statements of Beneficial Ownership of Securities on Form 3 showing no ownership of Fund shares after the required time period due to an administrative oversight and (ii) Matthew A. Weatherbie, Chief Investment Officer, President and Portfolio Manager of M.A. Weatherbie & Co., Inc., a sub-adviser of the Growth Fund, filed a Statement of Changes in Beneficial Ownership on Form 4 reporting four purchases of Growth Fund shares in 2005 that were not reported on a timely basis. Mr. Weatherbie has disclaimed beneficial ownership of the shares reported on the Form 4.

OTHER INFORMATION

Each Fund has previously sent its most recent Annual Report to its shareholders. You may obtain a copy of the report, free of charge, by writing to the Fund c/o Banc of America Investment Advisors, Inc. at 100 Federal Street, Boston, Massachusetts 02110, or by calling 1-800-241-1850.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

Under the SEC's proxy rules, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Funds' proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 2007 Annual Meeting must be received by the Funds on or before November 20, 2006. The fact that the Funds receive a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion. You may submit shareholder proposals to the Secretary of the Funds, One Financial Center, Mail Stop MA515-11-05, Boston, MA 02111-2621.

Shareholders who wish to make a proposal at a Fund's 2007 Annual Meeting that will not be included in the Funds' proxy materials must notify the Fund on or before February 3, 2007. If a shareholder who wishes to submit a proposal fails to timely notify the Fund, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

Appendix A

LIBERTY ALL-STAR EQUITY FUND
LIBERTY ALL-STAR GROWTH FUND, INC.

Audit Committee Charter
adopted on February 6, 2006

I.  PURPOSE

This Charter has been adopted by the Audit Committee of the Board of Directors/ Trustees (the "Board") of each investment company named above (each, a "Fund"). The primary function of the Audit Committee is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

The Audit Committee serves as an independent and objective party to monitor the Fund's accounting policies, financial reporting and internal control over financial reporting, and the work of the Fund's independent registered public accountants. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accountants, the internal accounting staff of the Fund's investment adviser (the "Adviser") and the Board.

•  Management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control over financial reporting, which functions may be delegated to an accounting service agent, provided management provides adequate oversight.

•  The independent registered public accountants have the primary responsibility to plan and implement proper audits, with proper consideration given to internal controls, of the Fund's accounting and reporting practices.

The Audit Committee shall assist Board oversight of (1) the integrity of the Fund's financial statements, (2) the Fund's compliance with legal and regulatory requirements, (3) the independent registered public accountants' qualifications and independence, and (4) the performance of the Adviser's internal audit function and independent registered public accountants. The Audit Committee shall be responsible for the preparation of an Audit Committee Report as required by the Securities and Exchange Commission to be included in the Fund's annual proxy statement. The Audit Committee may have additional functions and responsibility as deemed appropriate by the Board and the Audit Committee.

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits nor to determine that the Fund's financial statements are complete or accurate or have been prepared in accordance with generally accepted accounting principles. That is the responsibility of management and the independent registered public accountants. Nor is it the duty of the Audit Committee to assure compliance with laws, regulations or any code of ethics approved or adopted by the Board.

II.  COMPOSITION

The Audit Committee shall be comprised of three or more independent board members. For purposes of this Charter, a board member shall be deemed to be independent if he or she (1) is not an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940, (2) has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund except for services as a member of the Board or a committee of the Board, (3) is free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee, and (4) meets the independence requirements set forth in New York Stock Exchange Rule 303A.02 or the applicable rule of any other exchange on which shares of the Fund are listed.

Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment, or shall become so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member shall have accounting or related financial management expertise.

The members of the Audit Committee shall be appointed by the Board and shall serve at the pleasure of the Board. Unless a Chair is appointed by the Board, the members of the Audit Committee may designate a Chair by majority vote.

III.  MEETINGS

The Audit Committee shall meet as frequently and at such times as circumstances dictate. Special meetings (including telephonic meetings) may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee shall:

A.  Charter. Review this Charter annually and recommend any proposed changes to the Board.

B.  Internal Control Over Financial Reporting.

1.  Review annually with management and the independent registered public accountants their separate evaluations of the adequacy and effectiveness of the Fund's system of internal control over financial reporting.

2.  Review with management and the independent registered public accountants:

a.  any significant audit findings related to the Fund's systems for accounting, reporting and internal control over financial reporting; and

b.  any recommendations for the improvement of internal control over financial reporting procedures or particular areas where new or more detailed controls or procedures are desirable.

C.  Independent Registered Public Accountants.

1.  Selection and Oversight. Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountants (including resolution of disagreements between management and the independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. Any such engagement shall be pursuant to a written engagement letter approved by the Audit Committee. The independent registered public accountants shall report directly to the Audit Committee.

2.  Pre-approval of Non-audit Services to the Fund. Except as provided below, pre-approve any engagement of the Fund's independent registered public accountants to provide any services to the Fund (other than the "prohibited non-audit services" specified below), including the fees and other compensation to be paid for such services, unless the engagement to render such services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee that are detailed as to the particular service (provided the Audit Committee is informed of each such service).1 The Audit Committee may designate from time to time one or more of its members acting singly or together, as the Audit Committee may designate, to pre-approve such services on behalf of the Audit Committee. Unless and until the Audit Committee designates otherwise, the Chair of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be reported to the Audit Committee by the member or members exercising such delegated authority at the next meeting of the Audit Committee.

1  Pre-approval of non-audit services to a Fund is not required, if:

a.  the services were not recognized by management at the time of the engagement as non-audit services;

b.  the aggregate fees for all such non-audit services provided to the Fund are less than 5% of the total fees paid by the Fund to its independent registered public accountants during the fiscal year in which the non-audit services are provided; and

c.  such services are promptly brought to the attention of the Audit Committee by management, and the Audit Committee or its delegate approves them prior to the completion of the audit.

The independent registered public accountants shall not perform any of the following non-audit services for the Fund ("prohibited non-audit services"):

a.  Bookkeeping or other services related to the accounting records or financial statements of the Fund;

b.  Financial information systems design and implementation;

c.  Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

d.  Actuarial services;

e.  Internal audit outsourcing services;

f.  Management functions or human resources;

g.  Broker or dealer, investment adviser or investment banking services;

h.  Legal services or expert services unrelated to the audit; and

i.  Any other services that the Public Company Accounting Oversight Board determines are impermissible.

3.  Pre-approval of Certain Non-audit Services to the Adviser and its Affiliates. Except as provided below, pre-approve any engagement of the Fund's independent registered public accountants to provide any services to the Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted or overseen by the Adviser) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the independent registered public accountants.2 The Audit Committee may designate from time to time one or more of its members acting singly or together, as the Audit Committee may designate, to pre-approve such services on behalf of the Audit Committee. Unless and until the Audit Committee designates otherwise, the Chair of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be reported to the Audit Committee by the member or members exercising such delegated authority at the next meeting of the Audit Committee.

4.  Independent Registered Public Accountant Independence. On an annual basis, request, receive in writing and review the independent registered public accountants' specific representations as to their independence, including identification of all relationships the registered public accountants have with the Fund, management, the Adviser, any affiliates of the Fund or the Adviser that provide ongoing services to the Fund and any material service provider to the Fund and recommend that the Board take appropriate action, if any, in response to the independent registered public accountants' report to satisfy itself as to the independent registered public accountants' independence.

5.  Audit Scope. Meet with the independent registered public accountants and management to review the arrangements for and scope of proposed audits for the current year and the audit procedures to be utilized.

2  Pre-approval of such non-audit services to the Adviser or an affiliate of the Adviser is not required, if:

a.  the services were not recognized by management at the time of the engagement as non-audit services;

b.  the aggregate fees for all such non-audit services provided to the Adviser and all entities controlling, controlled by or under common control with the Adviser are less than 5% of the total fees for non-audit services requiring pre-approval under Section IVC2 or 3 of this Charter paid by the Fund, the Adviser and all such other entities to its independent registered public accountants during the fiscal year in which the non-audit services are provided; and

c.  such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee or its delegate approves them prior to the completion of the audit.

6.  Audit Results. At the conclusion of an audit, meet with the independent registered public accountants and management to review the audit results, including any comments or recommendations of the independent registered public accountants or management regarding their assessment of significant risks or exposures and the steps taken by management to minimize such risks to the Fund, any audit problems or difficulties and management's response, and any deviations from the proposed scope of the audit previously presented to the Audit Committee.

7.  Management Letter. Review any management letter prepared by the independent registered public accountants and management's response to any such letter.

8.  Financial Statements. Meet to review and discuss the Fund's audited annual financial statements and semi-annual and quarterly unaudited financial statements with management and the independent registered public accountants, including any specific disclosures, discussion or analysis of the Fund's performance, financial condition and/or results of operations, and, recommend to the Board, if appropriate, that the audited financial statements be included in the Fund's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder. The Audit Committee may meet to review and discuss any unaudited financial statements and reports, including the Fund's quarterly financial reports, after delivery to shareholders.

9.  Independent Registered Public Accountant Report. On an annual basis, obtain and review a report by the independent registered public accountants describing the independent registered public accountants' internal quality-control procedures and any material issues raised by the independent registered public accountants' most recent internal quality-control review or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent registered public accountants, and any steps taken to deal with any such issues.

10.  Certifications. The Audit Committee shall review with the Fund's principal financial officer and/or principal executive officer (a) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize and report financial information, and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal control over financial reporting, each of which must be disclosed to the Audit Committee by the principal financial officer and/or principal executive officer pursuant to certification requirements on Form N-CSR. This review may take place after the Board has reviewed the Fund's annual and semi-annual reports on Form N-CSR.

D.  Financial Reporting Processes.

Meet separately and periodically with management and the independent registered public accountants, and, if the Audit Committee so desires, with internal auditors (or other personnel responsible for the internal audit function), and review the matters that the registered public accountants believe should be communicated to the Committee in accordance with auditing professional standards. The Audit Committee may request any officer or employee of the Adviser, the Fund's independent registered public accountants, or outside counsel to attend any meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

E.  Authority.

1.  Information. Have direct access to management and personnel responsible for the Fund's accounting and financial reporting or for the Fund's internal control over financial reporting, as well as to the independent registered public accountants and the Fund's other service providers.

2.  Investigation. Have the authority to investigate any improprieties in the Fund's financial operations, and direct and supervise any investigation into any matter brought to its attention within the scope of its duties, functions, and responsibilities.

3.  Advisers. Have the authority, to the extent the Audit Committee deems necessary or appropriate, and without seeking the approval of the full Board, to retain legal, accounting and other advisers.

4.  Funding. Be provided with appropriate funding by the Fund, as determined by the Audit Committee, for the payment of (a) compensation to any independent registered public accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, (b) compensation to any adviser employed by the Audit Committee, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

5.  Code of Ethics. Have the authority to review any violations under the Columbia Management Group Family of Funds Code of Ethics for Principal Executive and Senior Financial Officers brought to its attention by the Chief Legal Officer and review any waivers sought by a covered officer under that code.

F.  Other Responsibilities.

1.  Report to the Board. Report regularly its significant activities to the Board and make such recommendations with respect to any matter herein as the Audit Committee may deem necessary or appropriate.

2.  Press Releases. Discuss generally any earnings press releases issued by the Fund and financial information and earnings guidance provided to analysts and rating agencies (e.g.; the types of information to be disclosed and the type of presentation to be made);

3.  Whistleblower Procedures. Establish procedures for the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or audit matters, and for the confidential anonymous, submission by any employee of the Fund, the Adviser or its affiliates, or any other provider of accounting related services for the Fund of concerns regarding questionable accounting or auditing matters.

4.  Risk Policies. Review in a general manner, but not as a committee assume responsibility for, the Fund's policies with respect to risk assessment and risk management.

5.  Hiring Policies. If the Fund, the Adviser or any affiliate proposes to employ any current or former employee of the independent registered public accountants, set clear policies for hiring any such person.

6.  Minutes. Maintain minutes of its meetings.

7.  Performance Evaluation. Evaluate its performance annually.

8.  Necessary Activities. Perform any other activities consistent with this Charter, the Fund's governing documents and governing law as the Audit Committee or the Board deems necessary or appropriate.

GROWTH FUND	000000000.000 ext
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3	000000000.000 ext
ADD 4
ADD 5
ADD 6	C 1234567890 J N T

Annual Meeting Proxy Card

Election of Directors
1.	To elect two Directors of the Fund (Item 2 of Notice).

		For	Withhold
	01 - Thomas W. Brock	☐	☐

	02 - John J. Neuhauser	☐	☐

Other Matters

2.	In their discretion, upon such other business as may properly come before the Meeting and any adjournments thereof.

Please mark box at right with an X if an address change has been noted below.			☐

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.
Signature 1 - Please keep signature within the box			Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

			1 U P X	C O Y

001CD40001		00INED

Proxy - Liberty All-Star Growth Fund, Inc.

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF LIBERTY ALL-STAR GROWTH FUND, INC.

PROXY FOR 2006 ANNUAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints James R. Bordewick, Jr., Mark T. Haley, Ryan C. Larrenaga and William R. Parmentier, Jr., or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty All-Star Growth Fund, Inc. (the “Fund”) which the undersigned is entitled to vote at the Fund’s 2006 Annual Meeting of Shareholders to be held in the America Room, 2nd Floor, 100 Federal Street, Boston, Massachusetts on April 28, 2006 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown on the reverse side, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged by your execution of this proxy.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE DO NOT STAPLE OR MUTILATE CARD.

2

EQUITY FUND	000000000.000 ext
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3	000000000.000 ext
ADD 4
ADD 5
ADD 6	C 1234567890 J N T

Annual Meeting Proxy Card

Election of Trustees
1.	To elect three Trustees of the Fund (Item 1 of Notice).

		For	Withhold
	01 - John A. Benning	☐	☐

	02 - Thomas W. Brock	☐	☐

	03 - William E. Mayer	☐	☐

Other Matters

2.	In their discretion, upon such business as may properly come before the Meeting and any adjournments thereof.

Please mark box at right with an X if an address change has been noted below.			☐

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.
Signature 1 - Please keep signature within the box			Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

			1 U P X	C O Y

001CD40001		00IN8E

Proxy - Liberty All-Star Equity Fund

PROXY SOLICITED BY BOARD OF TRUSTEES OF LIBERTY ALL-STAR EQUITY FUND

PROXY FOR 2006 ANNUAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints James R. Bordewick, Jr., Mark T. Haley, Ryan C. Larrenaga and William R. Parmentier, Jr., or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty All-Star Equity Fund (the “Fund”) which the undersigned is entitled to vote at the Fund’s 2006 Annual Meeting of Shareholders to be held in the America Room, 2nd Floor, 100 Federal Street, Boston, Massachusetts on April 28, 2006 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown on the reverse side, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged by your execution of this proxy.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE DO NOT STAPLE OR MUTILATE CARD.